Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hughes Supply, Inc. (the “Company”) on Form 10-Q for the quarter ended August 1, 2003 as filed with the Securities and Exchange Commission on September 15, 2003, as amended by Form 10-Q/A filed on the date hereof (collectively, the “Report”), I, Thomas I. Morgan, President and Chief Executive Officer of the Company, and David Bearman, Executive Vice President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2003	/s/ THOMAS I. MORGAN
Thomas I. Morgan President and Chief Executive Officer

Date: September 23, 2003	/s/ DAVID BEARMAN
David Bearman Executive Vice President and Chief Financial Officer